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                                                                   EXHIBIT 10.71

                     II. STANDBY LETTER OF CREDIT AGREEMENT

     In consideration of Santa Monica Bank issuing for the account of Applicant the Letter of Credit, Applicant agrees to the following:

Section 1. Definitions.

As used in this Agreement, the following terms shall have the meanings set forth after each term:

"STANDBY LETTER OF CREDIT AGREEMENT" OR "AGREEMENT" - shall mean this Standby Letter of Credit Agreement as it may be revised or amended from time to time pursuant to its terms.

"APPLICANT" - shall mean each signor of the Application and Agreement.

"APPLICATION" - shall mean the Application for Standby Letter of Credit on the front of this Agreement and/or an application for amendment of the Letter of Credit or any combination of such applications as the context may require.

"BENEFICIARY" - shall mean the person or entity named on the Application as the beneficiary or, in the event the Application and Agreement is for a transferable Letter of Credit, any person or entity who is the transferee of such beneficiary.

"EXPIRATION DATE" - shall mean the date the Letter of Credit expires.

"LETTER OF CREDIT" - shall mean an instrument or document entitled irrevocable Letter of Credit or any instrument or document whatever it is entitled or whether or not it was titled functioning as a standby letter of credit issued under or pursuant to the Application and all renewals, extensions and amendments of such instrument or document.

"LOAN DOCUMENT" - shall mean each and any promissory note, credit agreement, loan agreement, security agreement, pledge agreement, guaranty or other agreement or writing signed by Santa Monica Bank and/or Applicant and/or guarantor relating to, evidencing or guaranteeing any loan or other extension of credit made by Santa Monica Bank to Applicant under or in connection with any letter of credit document.

"SANTA MONICA BANK" - shall mean Santa Monica Bank, a California banking corporation.

"UCP" - shall mean the Uniform Customs and Practice for Documentary Credits, an International Chamber of Commerce publication, or any substitution therefor or replacement thereof.

Section 2. Reimbursement Obligations.

Applicant shall pay Santa Monica Bank, on demand, all amounts paid by Santa Monica Bank under or in respect of the Letter of Credit.

Section 3. Fees and Charges.

a. On each fee payment date, so long as any undrawn amount of the Letter of Credit remains available, Applicant shall pay Santa Monica Bank a Letter of Credit fee. The fee payment dates shall be the dates as Applicant and Santa Monica Bank may agree, or in the absence of such agreement, the fee payment date shall be the date on which the Santa Monica Bank issues such Letter of Credit. The fee shall be at such rate per annum as Applicant and Santa Monica Bank may agree, or in the absence of such agreement, at the rate customarily charged by Santa Monica Bank at the time such fee is payable. The applicable Letter of Credit fee shall be calculated and payable on the undrawn amount of the Letter of Credit as of such fee payment date, and shall be for the period commencing on such fee payment date and ending on the day preceding the next fee payment date (or the expiration date of the Letter of Credit, as the case may be), both dates inclusive. The Letter of Credit fee will be computed on the basis of a 360 day year and actual days elapsed. Santa Monica Bank shall not be required to refund any portion of the Letter of Credit fee paid for any period during which (a) the Letter of Credit expires or otherwise terminates, or (b) the undrawn amount of the Letter of Credit is reduced by drawings or by amendment.

b. Applicant shall pay Santa Monica Bank, on demand, commissions and fees for amendments to the Letter of Credit, payments under the Letter of Credit, extensions of the Letter of Credit, cancellation of the Letter of Credit, and other services in the amounts Applicant and Santa Monica Bank may agree, or, in the absence of such agreement, in the amounts customarily charged by Santa Monica Bank on the date of the bank's demand.

c. All payments and deposits by Applicant under this Application and Agreement shall be made at the Santa Monica Bank's main office at 1251 4th Street, Santa Monica, California 90401. Santa Monica Bank shall have no obligation to pay Applicant interest on any deposit made by Applicant under this Application and Agreement. All payments and deposits by Applicant under this Application and Agreement shall be United States Dollars.


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Section 4. Extensions.

If the Credit has a provision concerning the automatic extension of the Expiration Date of the Credit, Santa Monica Bank may, at its sole option, give notice of nonrenewal of the Credit; and if Applicant does not at any time want the Credit to be renewed, Applicant will so notify Santa Monica Bank fifteen
(15) calendar days before Santa Monica Bank is to notify the Beneficiary of the Credit or any advising bank of such nonrenewal pursuant to the terms of the Credit.

Section 5. Events of Default.

Upon the occurrence of any of the following events, Applicant shall deposit with Santa Monica Bank, on demand and as cash security for Applicant's obligations to Santa Monica Bank under this Application and Agreement, an amount equal to the undrawn amount of the Letter of Credit:

a.   Applicant defaults under any provision of this Application and Agreement;

b. Any bankruptcy or similar proceeding is commenced with respect to Applicant;

c. Any default occurs under any other agreement involving the borrowing of money or the extension of credit under which Applicant may be obligated as borrower, installment purchaser or guarantor, if such default consists of the failure to pay any indebtedness when due or if such default permits or causes the acceleration of any indebtedness or the termination of any commitment to lend or to extend credit;

d.   Applicant defaults on any other obligation to the Santa Monica Bank;

e. In the opinion of Santa Monica Bank, any material adverse change occurs in Applicant's business, operations, financial condition or ability to perform its obligations under this Application and Agreement;

f. Any court order, injunction or other legal process is issued restraining or seeking restrain drawing or payment under the Letter of Credit.

g. Any person other than Beneficiary attempts, or in any way claims any right, to draw under the Letter of Credit, including, without limitation, any debtor in possession, custodian, receiver, trustee, assignee for the benefit of creditors, personal representatives or other successor.

h.   The death of the undersigned or any guarantor hereunder.

Section 6. Interest.

Applicant shall pay interest, on demand, on any amount not paid when due under this Application and Agreement from the due date until payment in full at a rate per annum equal to the reference rate of the Wall Street Journal prime rate, plus five percentage points. Interest will be computed on the basis of a 360-day year and actual days elapsed.

Section 7. Additional Agreements of Applicant.

Applicant authorizes Santa Monica Bank to charge any of Applicant's accounts with Santa Monica Bank for all amounts then due and payable to Santa Monica Bank under this Application and Agreement. Applicant additionally agrees that:

a. Unless otherwise specifically provided in any Loan Document, Santa Monica Bank shall not be obligated at any time to issue any credit for the account of Applicant;

b. Unless otherwise specifically provided in any Loan Document, if any credit is issued by Santa Monica Bank for the account of Applicant, Bank shall not be obligated to issue any further credit for the account of Applicant or to make outer extensions of credit to Applicant or in any other manner to extend any financial consideration to Applicant;

c. Santa Monica Bank has not give Applicant any legal or other advice with regard to any Letter of Credit;

d. If Santa Monica Bank at any time discusses with Applicant the wording for any Letter of Credit or document pertaining thereto, any such discussion will not constitute legal or other advice by Santa Monica Bank or any representation or warranty of Santa Monica Bank that any wording or credit will satisfy Applicant's needs;

e. Applicant accepts all of the language contained in the Application. Applicant is responsible for the wording of any drawing conditions of the Letter of Credit and will not rely on Santa Monica Bank in any way in connection with the wording of the drawing conditions of the Letter of Credit or the structuring of any transaction related to the Letter of Credit;

f. Santa Monica Bank shall not be deemed the agent of Applicant, any Beneficiary or any other user of the Letter of Credit, and neither Applicant nor any Beneficiary nor any other user of the Letter of Credit will be deemed an agent of Santa Monica Bank.

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g. All directions and correspondence relating to the Letter of Credit on any document pertaining thereto  are to be sent at the risk of Applicant;

h. Applicant will not seek to obtain, apply for, or acquiesce in any temporary restraining order, restraining order, preliminary injunction, permanent injunction or any type of pretrial or permanent injunctive relief or any similar relief, however named, restraining, prohibiting or enjoining the Santa Monica Bank, any of Santa Monica Bank's correspondents or any advising, confirming, negotiating, paying, accepting or other bank from paying or honoring any obligation under or in connection with the Letter of Credit.

Section 8.  Security Agreement.

Applicant acknowledges that Applicant's obligations under this Standby Letter of Credit Agreement are secured by that collateral described in that Security
Agreement executed by [                                      ] as Grantor on or
about even date herewith. Applicant agrees to immediately reimburse Santa Monica Bank for all expenditures incurred by Santa Monica Bank pertaining to that collateral or that Security Agreement. In the event of a default under that Security Agreement, Applicant agrees to deposit on demand as cash security for the Applicant's obligations to Santa Monica Bank under this Standby Letter of Credit Agreement an amount equal to the undrawn amount of the Letter of Credit.

Section 9.  Limitation of Liability.

Notwithstanding any other provision of this Agreement, neither Santa Monica
Bank nor any of its agents or correspondents will have any liability to Applicant for any action, neglect or omission, if done in good faith, under or in connection with the Letter of Credit or any document pertaining thereto, including but not limited to the issuance of any amendment to the Letter of Credit, the failure to issue or amend any Credit or the honoring or dishonoring of any Demand under the Letter of Credit. Notwithstanding any other provision in the Letter of Credit or any document pertaining thereto, in no event shall Santa Monica Bank or its officers or directors be liable or responsible regardless of whether any claim is based on contract or tort, or any other legal theory, for:

a. any special, consequential, indirect or incidental damages, including but not limited to lost profits arising out of or in connection with the issuance of the Letter of Credit or any action taken or not taken by Santa Monica Bank in connection with the Letter of Credit, any amendment thereto, or any document pertaining thereto;

b. the honoring of any draft with any order or directive of any court or government or regulatory body or entity requiring such honor despite any temporary restraining order, restraining order, preliminary injunction, permanent injunction or any type of pretrial or permanent injunctive relief or any similar relief, however, named, restraining, prohibiting or enjoining such honor;

c. the dishonoring of any draft in accordance with any legal or other restriction in force at the time and in the place of presentment, payment or acceptance;

d. verifying the existence or reasonableness of any act or condition referenced, or any statement made, in connection with any drawing or presentment under the Letter of Credit;

e. the use which may be made of the Letter of Credit;

f. any acts or omissions of any Beneficiary or any other user of the Letter of Credit;

g. any errors, inaccuracies, omissions, interruptions, or delays in transmission or delivery of any messages, directions or correspondence by mail, cable, telegraph, wireless or otherwise, whether or not they are in encrypted.

Section 10. Attorney's Fees.

Applicant shall pay, on demand, all costs, expenses and attorney's fees incurred by Santa Monica Bank in connection with (a) any dispute concerning the Letter of Credit or this Application and Agreement, or (b) the enforcement of this Application and Agreement.

Section 11. Joint and Several Liability.

The word "Applicant" in this Application and Agreement refers to each signer (other than Santa Monica Bank) of this Application and Agreement. If this Application and Agreement is signed by more than one Applicant, their obligations under this Application and Agreement shall be joint and several.

Section 12. Set-off.

Upon the occurrence of any Event of Default, you may to the fullest extent permitted by law set off and apply all deposits of the undersigned to you under this Agreement, irrespective of whether you have made demand for payment of such obligations and although such obligations may be contingent or unmatured.

Section 13. Obligations Absolute.

The payment of obligations of the undersigned under this agreement shall be unconditional and irrevocable, and shall not be affected by any lack of validity or enforceability of the Letter of Credit; the existence of any claim, set-off or defense that the undersigned may have against the beneficiary, you or any other person; any statement or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect; or payment by you under the Letter of Credit against presentation of a draft or certificate that does not comply with the Letter of Credit.

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Section 14. The UCP.

Subject to the laws, customs and practices of the trade in the area where Beneficiary is located, the Letter of Credit will be subject to, and performance under the Letter of Credit by Santa Monica Bank, and Beneficiary will be governed by, the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500," or by later Uniform Customs and Practice fixed by later Congresses of the International Chamber of Commerce as in effect on the date the Letter of Credit is issued.

Section 15. Choice of Law.

This Application and Agreement shall be governed by and construed under the laws of the State of California, to the jurisdiction of which the parties hereto submit.

Section 16. Binding Effect; Waiver of Trial by Jury.

This Agreement shall be binding on the undersigned, the heirs, executors, administrators, successors and assigns of the undersigned and shall inure to the benefit of, and be enforceable by you, your successors, transferees and assigns. The undersigned hereby waives the right to trial by jury in any action or proceeding between us and further waives the right to assert in any such action or proceeding any defenses, offsets or counterclaims which the undersigned may have.

Section 17. Date of the Agreement.

This Application and Agreement is executed by Applicant on: July 9 (Month/Day), 1999 (Year) and the undersigned Applicant has read the Agreement and agrees to its terms and conditions.

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
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Name of Applicant                       Signed by:                         Title

California Beach Restaurants, Inc.      /s/ ALAN REDHEAD                   President


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                                        Signed by:                         Title


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Direct inquiries to:                                                       Debit Drawing to:

Samuel E. Chilakos, V.P. Finance        Telephone (310) 459-9676           Account No. 14021620

                                        FAX (310) 459-9356                 Bank Office No. Encino #14

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               Are additional sheets attached?  [X] Yes   [ ] No

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                                                FOR BANK USE ONLY
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Accepted and agreed to by an authorized officer of the Bank:

Approving Officer's Signature: ___________________________, Title ________________, Date ______________

Applicant's Total Liability: $ ___________________________


                   Original to: Loan Servicing Center - Copy to: Credit Administration

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N-365 (rev 6-24-99)                  Page 5